SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: February 22, 2005

                           MSGI SECURITY SOLUTIONS, INC.

               (Exact name of Registrant as specified in charter)



  Nevada                       0-16730                 88-0085608
--------------------------------------------------------------------------------
(State or other              (Commission              (I.R.S. Employer
jurisdiction of              File No.)              Identification No.)
incorporation)


                               575 Madison Avenue
                            New York, New York 10022
                    (Address of Principal Executive Offices)

                                  917-339-7134
              (Registrant's telephone number, including area code)

Item 8.01: Other Events

On February 16, 2005, MSGI Security Solutions, Inc. (the "Company") announced that it had received consent from Nasdaq for a 2 for 1 forward stock split. The MSGI Board of Directors approved the forward split on Monday, February 7, 2005.

Each share outstanding on the date of record will receive one additional share. The date of record will be Tuesday, February 22, 2005. All stockholders on that date will be eligible to participate in the split. The date of distribution of the additional shares will be on Tuesday March 8, 2005. The number of common shares outstanding will increase on that date from 1,865,939 shares to 3,731,878 shares.

The foregoing summary is qualified in its entirety by the Press Release incorporated herein as Exhibit 99.1.

The information furnished in this Item 8.01 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01: Financial Statements and Exhibits

(a) N/A (b) N/A
(c) The following documents are filed herewith as exhibits to this Form 8-K:

Exhibit No.
99.1     Press Release issued by the Registrant dated February 16, 2005.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           MSGI SECURITY SOLUTIONS, INC.

Date: February 22, 2005     By: /s/ Richard J. Mitchell III
                                ----------------------------
                          Name: Richard J. Mitchell III
                         Title: Chief Accounting Officer






                                  EXHIBIT INDEX

Exhibit No.      Description of Exhibit

99.1             Press Release issued by the Registrant dated February 16, 2005.